Confidential PRESENTATION TO THE BOARD OF DIRECTORS Project Wellington June 14, 2006 Exhibit (c)(3)

2 Confidential TABLE OF CONTENTS Section I Thoma Cressey Proposal Section II Other Potential Buyers Contacted Section III Updated Preliminary Valuation

Confidential SECTION I Thoma Cressey Proposal

Confidential
THOMA CRESSEY PROPOSAL
Offer Summary
• $13.00 per share - $121 million enterprise value
–
Represents a 10.1x multiple of LTM 3/31/06 adjusted EBITDA
• 30-day exclusivity
• 3% break-up fee
• One-step merger transaction

Confidential
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THOMA CRESSEY PROPOSAL
Timing Activity
May 22 •
Received unsolicited written offer from Thoma Cressey for $11.50 per share or $107 million enterprise value
May 23
•
Board discussed Thoma Cressey offer at scheduled board meeting
•
Piper Jaffray mandated by board to contact other potential buyers
May 24 •
Piper Jaffray began contacting other potential buyers
June 6 •
Thoma Cressey, Bob McDonald and Piper Jaffray met in Los Angeles to discuss offer
June 13 • Received a revised written offer from Thoma Cressey for $13.00 per share or $121million enterprise value

Confidential
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THOMA CRESSEY PROPOSAL
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Timing Proposed Activity
Week of  July 10 •
Sign the definitive agreement
• File HSR
• Issue press release
Week of July 17
• Start preparing proxy statement
Week of July 24
• Finalize preliminary proxy statement
•
File preliminary proxy materials with SEC
Weeks of July 31, August 14
• Waiting/responding to SEC comments
Week of August 14
• HSR 30 day period expiration (if no comment) -
• Waiting/responding to SEC comments
Weeks of August 24, 28, September 4
• Waiting/responding to SEC comments
• Re-file preliminary proxy statement(s) with SEC -
Week of September 11
• Clear SEC reviews
• Mail final proxy statement to shareholders
Weeks of September 18, 25, October 2, 9
• Prepare for shareholder meeting
• Communicate with shareholders/shareholder voting services
•
Collect shareholder votes
Week of  October 16
• Hold special meeting of shareholders (assumes minimum solicitation period of 20 days)
• Close transaction
SEPTEMBER 2006

Confidential SECTION II Other Potential Buyers Contacted

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GUIDES FOR THE JOURNEY | PiperJaffray

Confidential
OTHER POTENTIAL BUYERS CONTACTED
Potential Buyer Update
Company Name Contact Contacted Signed CA
Provided
Additional
Information
Passed on
Opportunity
Buhrmann NV Herman Brauckmann "Most likely not interested" according to Herman Brauckmann
Findel Patrick Jolly Not interested in the U.S. market
Genuine Parts Treg Brown Interested in wholesale
Hobby Lobby David Green
Lakeshore Mike Kaplan
Mega Bloks Alain Tanguay Waiting for response
Office Depot Scott Craig Attorney from Office Depot will respond to Latham & Watkins on the
CA on Thursday at the earliest
OfficeMax Robert Lee Called back on 6/13
Pearson Paul Sheppared Does not fit strategy
Renaissance Steve Schmidt
Scholastic Heather Myers Looking to get into the early childhood space through technology and other more highly value-added products
School Specialty David Vander Zanden Initial verbal bid at $100-$110 million on June 2nd
Revised verbal bid at $110-$120 million on June 12th, requiring a 10 day due diligence period to confirm 2006 projections
Staples John Mahoney
United Stationers Kathleen Dvorak Left three voicemails; unresponsive
Other Comments

Confidential SECTION III Updated Preliminary Valuation

Confidential
UPDATED PRELIMINARY VALUATION
Preliminary Valuation Analysis
$ per Share
Share Price as
of June 13,
2006:
$7.85
Thoma Cressey
Offer Price:
$13.00
Offer at a 65.6% Premium to
June 13, 2006 Closing Price
Trading Range Public Company Analysis Transaction Analysis DCF Analysis LBO Analysis
52-WeekHi-Low
EBITDA Trading Multiples of Public
Educational Products / Services
Companies (1,4):
EBITDA Trading Multiples of Public
Catalog / Internet Retail Companies
(1,4):
CY 2006P P/E Trading Multiples of
Public Educational Products / Services
Companies (3,4):
EBITDA Multiples of Acquisition
Transactions in the Educational Products
/ Services Sector (2,4):
Median M&A Transaction Premiums
for Public Company Deals 1 Day -4
Weeks Prior to Announcement (5):
EBITDA Multiples Assuming Terminal
Rate of 18.0% (2):
EBITDA Multiples Assuming Required
Leverage of 4.50x (2):
10.9x-12.7x 8.5x-9.9x 21.2x-24.6x 8.4x-9.8x 25.0%-30.6% 9.8x-10.8x 8.8x-9.7x
Multiple Multiple Multiple Multiple Share Price Multiple Multiple
9,625.8 9,590.2 9,643.8 9,608.5 9,625.5 9,611.3
Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s) Diluted Shares (000s)
(2) Assumes LTM 3/31/2006 EBITDA of $12.1 million before public company expenses
(3) Assumes 2006P net income of $6.5 million after public company expenses
(4) A range of +/- 7.5% has been applied to the median multiples
(5) Assumes 6/13/2006 closing price of $7.85 per share
$5.46
$12.34
$9.81
$12.64
$11.46
$9.45
$14.28
$11.24
$16.56
$12.63
$10.25
$13.93
$12.59
$14.25
$9.73
$10.92
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
Note: Diluted shares outstanding calculated using treasury stock method of options accounting
(1) Assumes LTM 3/31/2006 EBITDA of $10.5 million after public company expenses
Multiples-of-7.0x-8.0x-and-a-Discount
IRRs of 22.5% - 27.5% and Total

Confidential
UPDATED PRELIMINARY VALUATION
Financial Summary
Source:  Public Filings; Management
Fiscal Year Ended December 31
$ in Thousands
HISTORICAL LTM ESTIMATED
2001 2002 2003 2004 2005 3/31/2006 2006 2007 2008 2009 2010
Early Childhood Revenue 63,000 $           70,190 $           78,490 $           90,908 $               102,892 $             105,191 $           115,380 $             135,189 $         157,099 $         172,891 $         190,057 $
Elementary School Revenue 29,849              30,570              31,431              30,080                   29,852                   29,935                31,098                   32,796              35,443              37,556              39,434
Revenue 92,849              100,760            109,921            120,988                 132,744                 135,126              146,478                 167,985            192,543            210,446            229,491
Cost of Goods Sold 59,747              64,478              70,427              80,408                   86,727                   87,964                94,376                   108,380            123,249            134,209            145,736
Gross Profit 33,102              36,282              39,494              40,580                   46,017                   47,162                 52,101                   59,605              69,293              76,238              83,755
Selling, General, & Administrative Costs 42,920              32,891              34,857              38,430                   40,032                   41,941                42,745                   47,413              54,082              58,825              61,963
Adjustments (2,517)               (879)                   -                         (874)                       (2,473)                    (3,361)                (1,203)                    -                         -                         -                         -
Adjusted EBIT after Public Company Expenses (7,301)               4,270                 4,637                 3,023                     8,458                     8,582                   10,559                   12,192              15,211              17,413              21,792
Depreciation 1,981                1,266                1,418                1,538                     1,697                     1,777                   2,055                     2,512                2,310                2,418                2,679
Amortization 5,485                288                    279                    173                        174                        174                      96                          173                    158                    61                      6
Adjusted EBITDA after Public Expenses 165                    5,824                 6,334                 4,735                     10,329                   10,533                 12,710                   14,877              17,680              19,892              24,477
Public Company Expenses (680)                   (572)                   (613)                   (730)                       (1,235)                    (1,528)                (1,875)                    (2,140)               (2,441)               (2,655)               (2,796)
Adjusted EBIT before Public Company Expenses (6,621)               4,842                 5,250                 3,754                     9,693                     10,110                 12,434                   14,332              17,652              20,068              24,589
Depreciation 1,981                1,266                1,418                1,538                     1,697                     1,777                   2,055                     2,512                2,310                2,418                2,679
Amortization 5,485                288                    279                    173                        174                        174                      96                          173                    158                    61                      6
Adjusted EBITDA before Public Company Expenses 845 $                 6,396 $             6,947 $             5,465 $                  11,564 $                12,061 $             14,585 $                17,017 $           20,120 $           22,546 $           27,274 $
Capital Expenditures 2,303 $             1,203 $             1,183 $             1,864 $                  1,659 $                  1,761 $               1,800 $                  2,021 $             2,267 $             2,423 $             2,583 $
Net Working Capital 16,450              14,763              18,371              21,734                   20,287                   26,217                22,217                   25,498              29,102              31,744              34,538
(Increase) / Decrease in Working Capital - 1,687                (3,608)               (3,363)                    1,447                     (3,433)                (1,930)                    (3,281)               (3,603)               (2,642)               (2,794)
Key Financial Ratios
Early Childhood Revenue Growt - 11.4% 11.8% 15.8% 13.2% - 12.1% 17.2% 16.2% 10.1% 9.9%
Elementary School Revenue Growth - 2.4% 2.8% -4.3% -0.8% - 4.2% 5.5% 8.1% 6.0% 5.0%
Total Revenue Growth - 8.5% 9.1% 10.1% 9.7% - 10.3% 14.7% 14.6% 9.3% 9.0%
Gross Profit Margin 35.7% 36.0% 35.9% 33.5% 34.7% 34.9% 35.6% 35.5% 36.0% 36.2% 36.5%
Public Company Expenses as a % of Normalized SG&A -1.6% -1.7% -1.8% -1.9% -3.1% -3.6% -4.5% -4.5% -4.5% -4.5% -4.5%
Adjusted EBIT after Public Company Expenses Margin -7.9% 4.2% 4.2% 2.5% 6.4% 6.4% 7.2% 7.3% 7.9% 8.3% 9.5%
Adjusted EBITDA after Public Expenses Margin 0.2% 5.8% 5.8% 3.9% 7.8% 7.8% 8.7% 8.9% 9.2% 9.5% 10.7%
Adjusted EBIT before Public Company Expenses Margin -7.1% 4.8% 4.8% 3.1% 7.3% 7.5% 8.5% 8.5% 9.2% 9.5% 10.7%
Adjusted EBITDA before Public Company Expenses Margin 0.9% 6.3% 6.3% 4.5% 8.7% 8.9% 10.0% 10.1% 10.4% 10.7% 11.9%
Capital Expenditures / Revenue 2.5% 1.2% 1.1% 1.5% 1.2% 1.3% 1.2% 1.2% 1.2% 1.2% 1.1%
Net Working Capital / Revenue 17.7% 14.7% 16.7% 18.0% 15.3% 19.4% 15.2% 15.2% 15.1% 15.1% 15.0%
(Increase) / Decrease in Working Capital / Revenue - 1.7% -3.3% -2.8% 1.1% - -1.3% -2.0% -1.9% -1.3% -1.2%
Note: FY 2001 excludes $29.6 m impairment charge and $1.8 m merger integration charge
h

Confidential
UPDATED PRELIMINARY VALUATION
Discounted Cash Flow Analysis
Fiscal Year Ended December 31
$ in Thousands, except per share data
Projected Cash Flows
Q2-Q4 2006 2007P 2008P 2009P 2010P
Adjusted EBIT before Public Company Expenses 12,264 $               14,332 $               17,652 $               20,068 $               24,589 $
Less: Taxes @ 40.0% (4,906) (5,733) (7,061) (8,027) (9,835)
After-tax Operating Income 7,359 8,599 10,591 12,041 14,753
Plus: Depreciation & Amortization 1,618 2,685 2,468 2,479 2,685
Less: Capital Expenditures (1,297) (2,021) (2,267) (2,423) (2,583)
Less: (Inc) / Dec in Working Capital 4,000 (3,281) (3,603) (2,642) (2,794)
Free Cash Flows 11,679 5,982 7,189 9,454 12,061
Terminal Cash Flows @ 7.5x 2010P EBITDA - - - - 204,552
Total Free Cash Flows 11,679 $               5,982 $                 7,189 $                 9,454 $                 216,613 $
NPV Calculation @ 3/31/2006 Company Value - Sensitivity Analysis
NPV of Free Cash Flows 31,181 $               Discount Rate
NPV of Terminal Cash Flows 93,094 17.0% 18.0% 19.0%
Company Value 124,275 Terminal 7.0x $122,250 $118,068 $114,079
Plus: Cash / (Net Debt) 3,614 EBITDA 7.5x $128,712 $124,275 $120,041
Equity Value 127,889 $            Multiple 8.0x $135,175 $130,481 $126,003
Equity Value Per Share 13.29
Company Value / EBITDA - Sensitivity Analysis
Premium to Current Share Price 69.3%
Discount Rate
Company Value / LTM 3/31/2006 EBITDA 10.3x 17.0% 18.0% 19.0%
Terminal 7.0x 10.1x 9.8x 9.5x
EBITDA 7.5x 10.7x 10.3x 10.0x
Assumptions
Multiple 8.0x 11.2x 10.8x 10.4x
LTM 3/31/2006 EBITDA 12,061 $
Equity Value per Share - Sensitivity Analysis
Current Share Price as of 6/13/2006 7.85
Terminal EBITDA Multiple 7.5x Discount Rate
Discount Rate 18.0% 17.0% 18.0% 19.0%
Tax Rate 40.0% Terminal 7.0x $13.08 $12.64 $12.23
Diluted Shares Outstanding (000s)
(1)
9,625.525 EBITDA 7.5x $13.75 $13.29 $12.85
Net Debt / (Cash) (3,614) Multiple 8.0x $14.42 $13.93 $13.47
(1)
Diluted shares outstanding calculated using treasury stock method of options accounting

Confidential
UPDATED PRELIMINARY VALUATION
Leveraged Buyout Analysis
Fiscal Year Ended December 31
$ in Thousands, except per share data
Capital Structure Cash Flows
Amount Multiple % Q2-Q4 2006 2007P 2008P 2009P 2010P
Total Bank Debt (1) 39,199 $        3.25x 33.3% Adjusted EBIT before Public Company Expenses 12,264 $               14,332 $               17,652 $               20,068 $               24,589 $
Second Lien (11.5%)   6,031 0.50x 5.1% Interest (Expense) / Income (3,573) (4,236) (3,912) (3,422) (2,688)
Mezzanine Debt (14.0%) 9,046 0.75x 7.7% Pretax Income 8,691 10,096 13,739 16,645 21,900
Total Leverage 54,276 4.50x 46.2% Less: Taxes @ 40% (3,477) (4,038) (5,496) (6,658) (8,760)
Sponsor Equity 63,295 5.25x 53.8% Net Income 5,215 6,058 8,244 9,987 13,140
Total Consideration 117,571 9.75x 100.0% Plus: Depreciation & Amortization 1,618 2,685 2,468 2,479 2,685
Less: Transaction Costs 5.0% (5,879) Less: Capital Expenditures (1,297) (2,021) (2,267) (2,423) (2,583)
Transaction Value 111,692 9.3x Less: (Inc) / Dec in Working Capital 4,000 (3,281) (3,603) (2,642) (2,794)
Plus: Cash / (Net Debt) 3,614 Scheduled Debt Repayment (735) (1,274) (1,666) (2,058) (196)
Equity Value 115,306 $      Free Cash Flow 8,800 2,167 3,176 5,342 10,252
Advances / (Additional Principle Repaid) (8,800) (2,167) (3,176) (5,342) (10,252)
Equity Value per Share 12.00 Net Free Cash Flow - $                         - $                         - $                         - $                         - $
Premium to Current Share Price 52.8%
LTM 3/31/2006 EBITDA 12,061
Current Share Price as of 6/13/2006 7.85
Diluted Shares Outstanding (000s) (3) 9,611.281
Exit Value Credit Statistics
Exit Value EBITDA Multiple: 7.5x 204,552 $      2006P 2007P 2008P 2009P 2010P
Less: Net Debt (18,610) EBITDA 14,585 $               17,017 $               20,120 $               22,546 $               27,274 $
Equity Value 185,942 Total Debt Outstanding 44,741 41,300 36,458 29,058 18,610
Less: Mezzanine Debt Equity 0.0% - Total Debt / EBITDA 3.1x 2.4x 1.8x 1.3x 0.7x
Less: Management Equity 7.0% (13,016) EBITDA / Interest 3.9x 4.0x 5.1x 6.6x 10.1x
LBO Fund Equity 172,926 $      EBIT / Interest 3.4x 3.4x 4.5x 5.9x 9.1x
Fixed Coverage 3.7x 3.5x 4.0x 4.6x 10.4x
Return Analysis
2010 EBITDA Multiple
7.0x 7.5x 8.0x
LBO Fund Equity 22.9% 25.0% 27.0%
(1) Total Bank Debt allocated 50.0% to Term Loan A at LIBOR plus 2.75% and 50.0% to Term Loan B at LIBOR plus 3.25%
(2) Assumes LIBOR of 5.04% as of 6/13/2006
(3) Diluted shares outstanding calculated using treasury stock method of options accounting

Confidential
UPDATED PRELIMINARY VALUATION
Public Company Analysis
Source:  Public Filings
$ in Millions, except per share data
Educational Products / Services LTM Multiples P/E
Price % of 52 Market Net Company LTM Financial Performance CY 2006P EBITDA Company Value / Price /
Ticker Company 6/13/06 Week High Capitalization Debt Value Revenue EBIT EBITDA EPS
(1)
Margin Revenue EBIT EBITDA 2006P EPS
BFAM Bright Horizons Family Solutions Inc. 36.39 $     77.9% 1,011.4 $            (22.1) $            989.3 $           643.6 $           63.8 $             79.1 $             1.48 $             12.3% 1.5x 15.5x 12.5x 24.6x
EEEE Educate Inc. 8.64          50.5% 370.8                   159.3              530.1              340.8              38.9                47.6                0.48                14.0% 1.6x 13.6x 11.1x 18.0x
SCHL Scholastic Corp. 25.93        65.2% 1,084.0               352.8              1,436.8           2,274.9           147.0              212.7              1.22                9.3% 0.6x 9.8x 6.8x 21.3x
SCHS School Specialty Inc. 31.90        65.2% 732.0                   414.8              1,146.8           1,015.7           62.0                89.9                0.80                8.9% 1.1x 18.5x 12.7x 39.9x
Max 14.0% 1.6x 18.5x 12.7x 39.9x
Mean 11.1% 1.2x 14.4x 10.8x 25.9x
Median 10.8% 1.3x 14.6x 11.8x 22.9x
Min 8.9% 0.6x 9.8x 6.8x 18.0x
Catalog / Internet Retail
LTM Multiples P/E
Price % of 52 Market Net Company LTM Financial Performance CY 2006P EBITDA Company Value / Price /
Ticker Company 6/13/06 Week High Capitalization Debt Value Revenue EBIT EBITDA EPS
(1)
Margin Revenue EBIT EBITDA 2006P EPS
ARTL Aristotle Corp. 8.10 $       90.0% 139.9 $               89.0 $             228.8 $           193.2 $           29.6 $             31.4 $             NA 16.3% 1.2x 7.7x 7.3x NA
SGDE Sportsman's Guide Inc. 30.49        99.3% 223.4                   (8.1)                  215.3              292.2              17.9                19.3                NA 6.6% 0.7x 12.0x 11.1x NA
Max 16.3% 1.2x 12.0x 11.1x NA
Mean 11.4% 1.0x 9.9x 9.2x NA
Median 11.4% 1.0x 9.9x 9.2x NA
Min 6.6% 0.7x 7.7x 7.3x NA
Wellington 7.85 $       83.1% 71.0 $                  (3.6) $               67.4 $             135.1 $           8.6 $                10.5 $             0.68 $             7.8% 0.5x 7.8x 6.4x 11.5x
Note: Sportsman's Guide's and Aristotle's prices reflect acquisition premiums due to 5/5/2006 and 5/22/2006 announcements that they will be acquired by Redcats USA and Geneve Corp., respectively
(1)
Per Reuters mean reported EPS estimates; Wellington's projected EPS based upon management and PJC estimates

Confidential
UPDATED PRELIMINARY VALUATION
Transaction Analysis
Source:  Public Filings
$ in Millions, except per share data
Educational Products / Services
Transaction Multiples
Announcement Company Target LTM Financial Performance Company Value /
Date Target Target Business Description Acquiror AcquirorBusiness Description Value Revenue EBIT EBITDA Revenue EBIT EBITDA
1/13/2006 PoshTots, LLC Internet Retail BabyUniverse, Inc. Internet Retail 14.9 $            6.3 $               0.4 $               0.4 $               2.4x NM NM
11/15/2005 Learning Care Group, Inc. Pvd childcare svcs A.B.C. Learning Centres Ltd. Pvd childcare svcs 164.2 220.7 5.9 10.3 0.7x 27.9x 16.0x
8/19/2005 Delta Education Inc. Educ publishing co School Specialty Inc. Mnfr,whl school supplies 273.0 95.6 16.2 21.1 2.9x 16.8x 12.9x
6/27/2005 ChildrenFirst, Inc. Op backup childcare centers Bright Horizons Family Solutions Inc. Pvd workplace svcs 50.0 31.0 - - 1.6x NA NA
6/22/2005 American Guidance Service, Inc. Pvd speech training products Pearson plc Publbooks, educ materials 270.0 - - - NA NA NA
6/15/2005 Rose Art Industries, Inc. Mnfr arts / crafts prod Mega Bloks Inc. Mnfr,mkt toys 335.3 285.0 43.4 50.0 1.2x 7.7x 6.7x
1/24/2005 AlphaSmart Inc. Dvlp educ software Renaissance Learning Inc. Dvlp software 54.7 33.7 3.2 3.7 1.6x 16.9x 14.7x
12/14/2004 Voyager Expanded Learning, Inc. Pvd educ services ProQuest Co. Publishing co 376.7 - - - NA NA NA
9/1/2004 The Guidance Channel Inc. Educ publishing co School Specialty Inc. Mnfr,whl school supplies 18.8 20.0 - - 0.9x NA NA
1/16/2004 McGraw Hill, Children's Publishing Unit Educ publishing co School Specialty Inc. Mnfr,whl school supplies 46.0 66.0 - (5.1) 0.7x NA NM
1/16/2004 Califone International, Inc. Mnfr audiovisual equip for educ School Specialty Inc. Mnfr,whl school supplies 26.0 16.0 - 3.7 1.6x NA 7.0x
9/9/2003 Lightspan Inc. Pvd educational software Plato Learning Inc. Pvd,dvlp edusoftware,svcs 27.0 36.3 (20.4) (12.6) 0.7x NM NM
5/30/2003 Select Agendas Pvd educational planners, programs School Specialty Inc. Mnfr,whl school supplies 17.0 8.0 - 1.7 2.1x NA 10.0x
3/4/2003 ARAMARK Educational Resources Inc. Pvd educ svcs Knowledge Learning Corp. Pvd educ svcs 265.0 455.0 - - 0.6x NA NA
1/20/2003 Riverdeep Interactive Learning Ltd. Dvlp Internet software Management Buyout Management 371.7 216.3 (14.0) 46.2 1.7x NM 8.0x
12/18/2002 bigchalk.com Inc Pvd educ via internet svcs ProQuest Co. Publishing co 32.3 28.2 (16.7) 4.7 1.1x NM 6.9x
11/7/2002 Houghton Mifflin Co. Publish books and software Bain Capital, Thomas H. Lee Private Equity Firms 1,660.0 1,194.6 81.9 268.6 1.4x 20.3x 6.2x
8/26/2002 Broderbund LLC Dvlp,whl educational software Riverdeep Interactive Learning Ltd. Dvlp Internet software 57.2 - - - NA NA NA
8/14/2002 ABC School Supply Pvd educational mat School Specialty Inc. Mnfr,whl school supplies 42.9 48.0 - 5.3 0.9x NA 8.1x
5/9/2002 NetSchools Corp. Pvd educational svcs Plato Learning Inc. Pvd,dvlp edusoftware,svcs 31.4 11.2 (14.8) (14.2) 2.8x NM NM
3/4/2002 Klutz, Inc. Publish educ materials Scholastic Corp. Publish educ materials 42.8 - - - NA NA NA
11/13/2001 Premier Agendas, Inc. Pvd educational planners, programs School Specialty Inc. Mnfr,whl school supplies 156.5 91.3 11.5 17.2 1.7x 13.6x 9.1x
9/7/2001 Learning Co., Educational Unit Dvlp software Riverdeep Interactive Learning Ltd. Dvlp Internet software 59.5 - - - NA NA NA
7/9/2001 Argosy Education Group Inc Provide education services Education Management Corp. Pvd educ svcs 86.4 58.2 0.2 2.4 1.5x NM NM
6/1/2001 Houghton Mifflin Co Publish books and software Vivendi Universal SA Multi-media co 2,531.4 1,034.0 133.0 239.5 2.4x 19.0x 10.6x
1/31/2001 Wasatch Interactive Learning Corp. Dvlp educational software Plato Learning Inc. Pvd,dvlp edusoftware,svcs 14.5 2.2 (1.2) (0.7) 6.5x NM NM
11/14/2000 JL Hammett Co., K-12 Wholesale Division Whl school supplies School Specialty Inc. Mnfr,whl school supplies 82.5 102.0 - 7.1 0.8x NA 11.6x
6/30/2000 Global Video Inc. Dvlp educ videos School Specialty Inc. Mnfr,whl school supplies 32.0 23.0 - 4.6 1.4x NA 7.0x
6/26/2000 Tribune Education Co. Publish educational books McGraw-Hill Cos Inc. Publishing co 634.7 - - - NA NA NA
5/24/2000 Edutest Inc. Dvlp Internet software Lightspan Inc. Pvd educational software 13.4 - - - NA NA NA
4/13/2000 Grolier Inc. Publish encyclopedias,books Scholastic Inc. Publ educ materials 446.7 455.5 7.0 30.6 1.0x NM 14.6x
1/6/2000 Oriental Trading Company, Inc. Catalog Retail Brentwood Associates Private Equity Firm - - - - NA NA NA
Max 6.5x 27.9x 16.0x
Mean 1.7x 17.5x 10.0x
Median 1.4x 16.9x 9.1x
Min 0.6x 7.7x 6.2x

Confidential
UPDATED PRELIMINARY VALUATION
Going Private Transactions & Premiums
Source: SDC; Data from 1/1/2000 – 6/13/2006
Criteria includes all domestic going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private‘ meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company
Transaction Premiums
Announcement
1 Day 1 Week 4 Weeks
Date
Target
Target Business Description Acquiror Acquiror Business Description
Prior Prior Prior
6/12/2006 Tac Acquisition Corp Holding company AVIEL Systems Inc Pvd financial svcs NA NA NA
6/9/2006 Stratos International Inc Mnfr optical transceivers Steel Partners II LP Invest co 23.8% 28.4% 0.8%
6/7/2006 Ace Cash Express Inc Own,op check cashing stores Investor Group Investor group 14.0% 12.7% 10.9%
6/5/2006 Onyx Software Corp Dvlp CRM software M2M Holdings Inc Investment holding co 14.6% 11.6% 4.1%
5/26/2006 WatchGuardTechnologies Inc Dvlp Internet sec software Vector Capital Corp Private equity firm 16.3% 12.6% -1.9%
5/24/2006 NES Rentals Holdings Inc Pvd equip rental svcs Diamond Castle Holdings LLC Private equity firm NA NA NA
5/22/2006 Jameson Inns Inc Own,op hotels JER Partners Private equity firm 29.7% 29.7% 18.8%
5/22/2006 Main Street Restaurant Group Own,op restaurants Main Street Acquisition Corp Own,op hotels,restaurants 20.5% 23.1% 29.6%
5/17/2006 Integrated Alarm Svcs Group Pvd monitoring svcs Alarm Security Group LLC Pvd sec sys svcs 2.6% -0.8% -0.3%
5/16/2006 Sands Regent Own,op casino hotels Herbst Gaming Inc Own,op gaming mach,parlor 7.8% 8.8% 15.4%
5/11/2006
RemedyTemp Inc Pvd employment svcs Select Personnel Services Pvd employment solutions svcs 39.3% 35.7% 47.2%
5/5/2006 Mpower Holding Corp Pvd telecommunications svcs Telepacific Communications Pvd telephone commun svcs 2.7% 15.0% 37.1%
4/27/2006 NetIQ Corp Dvlp sys mgmt software AttachmateWRQ Pvd terminal emulation svc 13.8% 8.2% 10.3%
4/20/2006 Marsh Supermarkets Inc Own,op grocery stores Sun Capital Partners Inc Private equity firm 9.1% 38.0% 39.1%
4/19/2006 Keweenaw Land Associated Ltd Real estate development firm Opportunity Partners LP Hedge fund firm 60.6% 51.5% 54.1%
4/19/2006 Easy Gardener Products Ltd Mnfr landscape fabrics Green Thumb Acquisition Corp Investment firm NA NA NA
4/17/2006 Gyrodyne Co Of America Own,op nonres real estate Opportunity Partners LP Hedge fund firm 7.9% 5.5% 11.6%
4/6/2006 Riviera Holdings Corp Own,op hotels;holding co RIV Acquisition Holdings Inc Investment holding company -6.3% 1.3% 16.8%
4/3/2006 Agree Realty Corporation Real estate investment trust Compson Holding Corp Real estate agency 20.7% 22.4% 26.7%
3/23/2006 Morton Industrial Group Inc Mnfr metal,plastic prod Investor Group Investor group 63.9% 65.3% 63.9%
3/17/2006 Bayou Steel Corp Mnfr light structural prod Black Diamond Capital Invest mgmt svcs NA NA NA
3/7/2006 SourceCorp Inc Pvd bus outsourcing svcs Apollo Management LP Private equity inv firm -2.5% -2.3% -2.2%
3/6/2006 American HomePatientInc Pvd home health care svcs Highland Capital Mgmt LP Pvd invest advisory svcs -9.3% -6.9% 6.3%
2/27/2006 Wilshire Enterprises Inc Real estate investment firm Mercury Real Estate Advisors Real estate investment firm 3.7% 6.0% 3.7%
2/24/2006 Packaging Dynamics Corp Mnfr packaging equip Thilmany LLC Mnfr packaging equip -2.4% 4.2% 7.6%
2/21/2006
Thomas Nelson Inc Publish,whl Christian books Intermedia Partners VII LP Private equity firm 21.1% 23.0% 10.1%
2/10/2006 Bedford Property Investors Inc Real estate investment trust LBA Realty LLC Investment company 10.5% 17.7% 20.1%
2/6/2006 Duratek Inc Pvd waste treatment svcs EnergySolutions Pvd waste disposal svcs 25.1% 24.2% 36.1%
2/3/2006 Clover Leaf Financial Corp Commercial bank First Federal Finl Svcs Inc Pvd equip leasing svcs 44.1% 44.1% 43.3%
1/6/2006 Water Pik Technologies Inc Mnfr pool,heatingequip Coast Acquisition Corp Special purpose finance co 29.9% 29.3% 30.6%
1/4/2006 Datastream Systems Inc Dvlp asset mgmt software Magellan Holdings Inc Investment holding company 15.3% 24.4% 26.7%
12/29/2005 Hemlock Federal Financial Corp Savings and loan holding co Marquette National Corp Bank holding comapny 105.6% 105.6% 107.5%
12/19/2005 Pegasus Solutions Inc Pvd hotel reservation svcs Investor Group Investor group 15.0% 20.4% 35.9%
12/8/2005 Dave & Busters Inc Own,operate restaurants Wellspring Capital Mgmt LLC Private eq firm 18.1% 18.4% 21.9%
12/2/2005 MTR Gaming Group Inc Own,op hotels,racetracks TBR Acquisition Group LLC Investment co 20.4% 24.2% 42.4%
11/21/2005 National RV Holdings Inc Manufacture motor homes Investor Group Investor group 12.6% 2.6% 30.2%
11/11/2005 Enterasys Networks Inc Mnfr ethernet, routers Investor Group Investor group 35.5% 28.4% 29.9%
11/7/2005 Cap Rock Energy Corp Electric utility Lindsay Goldberg & Bessemer Private equity firm 62.3% 58.8% 52.9%
10/27/2005 Transport Corp of America Inc Pvd truckload carriage svcs Patriot Holding Corp Investment holding company 25.0% 22.3% 33.9%
10/18/2005 Lancer Corp Mnfr beverage dispensing mach Hoshizaki America Inc Mnfr coml ice mach 10.6% 15.8% 15.8%

Confidential
UPDATED PRELIMINARY VALUATION
Going Private Transactions & Premiums (cont’d)
Source: SDC; Data from 1/1/2000 – 6/13/2006
Criteria includes all domestic going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private' meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company
Transaction Premiums
Announcement 1 Day 1 Week 4 Weeks
Date Target Target Business Description Acquiror Acquiror Business Description Prior Prior Prior
10/12/2005 Central Coast Bancorp,CA Coml bk hldg co Rabobank Investment bank 23.6% 23.2% 18.0%
10/12/2005 SunLink Health Systems Inc Own,op hospitals North Atlantic Value LLP Invest mgmt firm 21.0% 22.8% 23.9%
10/11/2005
Neoforma Inc Pvd bus-to-bus ecommerce svcs Global HealthCare Exchange LLC Pvd ecommerce svcs 43.7% 31.6% 27.6%
10/10/2005 Goody's Family Clothing Inc Own,op family clothing stores Sun Capital Partners Inc Private equity firm -8.6% 4.6% 6.4%
10/5/2005 Anderson Tully Co Mnfr hardwood Heartwood Forestland Fund V LP Open-end investment fund NA NA NA
10/4/2005 Fox & Hound Restaurant Group Own,op theme restaurants Levine Leichtman Capital Investment company 36.2% 29.5% 22.2%
9/30/2005
Specialty Laboratories Inc Pvd lab tests svcs AmeriPath Inc Pvd lab pathology svcs 1.6% 6.4% 1.7%
9/27/2005 Party City Corp Own,op party supply stores AAH Holdings Corp Investment holding company 42.5% 33.8% 32.6%
9/9/2005 Hector Communications Corp Pvd telecommunications svcs Opportunity Partners LP Hedge fund firm NA 1.4% 2.9%
8/18/2005 Brooktrout Inc Mnfr,whl electn commun prod EAS Group Inc Investment holding company 38.1% 39.3% 16.2%
8/9/2005 Register.com Inc Pvd Internet domain svcs Vector Capital Corp Private equity firm 7.6% 9.2% 24.0%
8/3/2005 Chart Industries Inc Mnfr process control instr First Reserve Corp Private equity firm 10.5% 14.3% 19.5%
7/29/2005 PRG Schultz Intl Inc Pvd recovery auditing svcs Cannell Capital Management Pvd invest mgmt svcs 18.7% 21.6% 21.6%
6/9/2005 Register.com Inc Pvd Internet domain svcs RCM Acquisition Co LLC Investment company 10.1% 6.3% 25.0%
5/20/2005 Imperial Sugar Co Produce,whl sugar Schultze Asset Management LLC Investment management services 31.5% 38.8% 23.0%
5/18/2005 Metals USA Inc Mnfr processed steel,aluminum Apollo Management LP Private equity inv firm 58.4% 50.9% 26.7%
5/10/2005 Blair Corp Pvd ecommerce retail svcs Loeb Partners Corp Investment company 3.5% 7.4% 9.6%
4/28/2005 Worldwide Rest Concepts Inc Own,op restaurants Pac Eq Partners Pty Ltd Private equity firm 41.4% 39.2% 37.3%
4/19/2005 Orphan Medical Inc Mnfr,whl pharm prod Jazz Pharmaceuticals Inc Mnfr prescription pharm 25.7% 23.3% 14.9%
4/18/2005 Manchester Technologies Inc Mnfr,whl display tech soln Caxton-Iseman Capital Inc Private equity firm 35.9% 17.4% 17.0%
4/15/2005 Brookstone Inc Own,op novelty stores OSIM Brookstone Holdings LP Investment company 28.2% 21.8% 40.8%
4/12/2005 Noland Co Whl plumbing,heating supplies Primus Inc Whl industrial supplies 52.3% 60.4% 49.0%
4/7/2005 NEFF Corp Pvd equip rental svcs Odyssey Invest Partners LLC Private equity firm NA NA NA
4/4/2005 Maxcor Financial Group Inc Finl holding co BGC Partners LP Securities bkrg firm 46.4% 56.1% 57.0%
3/15/2005 Trico Marine Services Inc Pvd oil field supply services Creditors Investment company NA NA NA
3/1/2005
Blue Martini Software Inc Dvlp e-business software Multi-Channel Holdings Inc Whl,ret software;holding co 63.3% 80.2% 55.6%
2/22/2005 Insurance Auto Auctions Inc Ret used motor vehicles Kelso & Co Private equity firm 24.5% 24.4% 29.5%
2/17/2005 Prime Group Realty Trust Real estate investment trust Lightstone Group LLC Real estate investment firm 10.2% 11.2% 13.3%
2/15/2005 Tickets.com Inc Pvd ticket distn svcs MLB Advanced Media LP Multi-media company 32.5% 29.4% 46.7%
2/15/2005
AMX Corp Mnfr,dvlp,whl electn equip Duchossois Industries Inc Mnfr industrial door equip 5.4% 21.6% 35.4%
1/27/2005 MAPICS Inc Develop ERM software Infor Global Solutions Dvlp entrp software 9.7% 14.3% 24.0%
1/19/2005 Selectica Inc Dvlp Internet software Trilogy Inc Dvlp software 19.8% 19.8% 22.7%
1/17/2005 Penn Engr & Mnfr Corp Mnfr fasteners,DCmotors PEM Holding Co Investment holding company 22.7% 21.7% 17.0%
1/7/2005
Polaroid Holding Co Mnfr cameras Petters Group Worldwide Pvd ecommerce retail svcs 13.4% 14.4% 16.7%
10/27/2004 Security Capital Corp Insurance agcy Investor Group Investor group 6.9% 9.0% 10.6%
10/4/2004 MSC Software Corp Dvlp,supplymech software ValueAct Capital Partners LP Investment company 12.6% 16.1% 19.8%
9/10/2004 Security Capital Corp Insurance agcy Investor Group Investor group 15.4% 15.4% 16.3%
7/20/2004 QRS Corp Pvd on-line database svcs Inovis International Inc Pvd bus commerce svcs 11.5% 33.8% 9.4%
7/2/2004 Del Laboratories Inc Mnfr,whl perfumes,drugs Kelso & Co Private equity firm 14.0% 14.8% 19.1%
6/11/2004 VLPS Lighting Services Intl Pvd lighting sys svcs Production Resource Group LLC Pvd lighting,audio svcs 95.8% 95.8% 98.1%

Confidential
Transaction Premiums
Announcement 1 Day 1 Week 4 Weeks
Date Target Target Business Description Acquiror Acquiror Business Description Prior Prior Prior
6/4/2004 Cornerstone Propane Partners Pvd ret,dist propane svcs Creditors Investment company NA NA NA
5/28/2004 CompuCom SystemsInc(Safeguard) Whl computer equip Platinum Equity LLC Leverage buyout firm -5.0% 0.4% -5.0%
5/14/2004 FSF Finl Corp,Hutchinson,MN Commercial bank;holding co MidCountry Financial Corp Pvd finl svcs;holding co 23.2% 23.5% 13.8%
4/28/2004 MedSource Technologies Inc Mnfr surgical instruments Uti Corp Mnfr med devices NA NA NA
4/23/2004 Loehmanns Holdings Inc Own,op clothing stores Crescent Capital Invest Inc Investment company 5.8% 9.7% 14.1%
4/23/2004 Castle Dental Centers Inc Own,op dental offices Bright Now Dental Inc Pvd bus support svcs -55.1% -59.7% -59.7%
3/17/2004 Golden State Vintners Inc Produce beverages Wine Group LLC Produces beverages 22.0% 22.2% 79.4%
2/27/2004 Guilford Mills Inc Manufacture,whl fabrics Cerberus Capital Management LP Private equity firm -13.6% -16.5% 5.6%
2/27/2004 Landacorp Inc Pvd healthcare mgmt solutions SHPS Holdings Inc Pvd healthcare mgmt svcs NA NA NA
2/20/2004 Trover Solutions Inc Pvd subrogation recovery svcs TSI Holding Co Inc Investment holding company NA -0.7% -0.7%
1/30/2004 WorkFlow Management Inc Pvd commerical printing svcs Investor Group Investor group 9.0% 7.1% -4.8%
1/22/2004 T-Netix Inc Pvd prison cell comm svcs TZ Holdings Inc Special purpose finance co 9.5% 16.2% 12.5%
1/22/2004
Great Lakes REIT Inc Real estate investment trust Aslan Realty Partners II LP Open-end investment fund -2.1% -1.9% -2.0%
12/31/2003 Gundle/SLT Environmental Inc Mnfr waste containment prods GEO Holdings Corp Investment holding company -13.0% -10.1% -4.2%
12/23/2003 Duane ReadeInc Own and operate drug stores Rex Corner Holdings LLC Investment holding company 8.4% 24.7% 22.7%
11/27/2003 AMF Bowling Worldwide Inc Mnfr bowling equipment Code Hennessy & Simmons LLC Venture capital firm NA NA NA
11/26/2003 North Coast Energy Inc Oil and gas exploration,prodn Exco Resources Inc Oil and gas exploration,prodn -10.2% -11.5% -7.8%
11/20/2003 Plains Resources Inc Oil,gas exploration,production Investor Group Investor group 30.7% 30.2% 31.5%
11/14/2003 Sylvan Inc Produce mushrooms,fruits Snyder Associated Cos Inc Oil and gas exploration,prodn 21.9% 22.0% 23.2%
11/10/2003 Cotton States Life Insurance Insurance company COUNTRY Insurance & Financial Stock insurance company 100.5% 98.3% 104.6%
11/4/2003 ITXC Corp Pvd Internet tele svcs TeleglobeIntl Hldg Ltd Pvd Internet tele svcs -27.9% -27.7% -35.0%
10/31/2003 Media Arts Group Inc Mnfr media products Investor Group Investor group 68.8% 80.2% 77.8%
10/24/2003 Information Resources Inc Pvd database research svcs Open Ratings Inc Dvlp supply mgmt software -19.5% -17.4% -18.8%
10/7/2003 Concerto Software Inc Dvlp mgmt sys software Golden Gate Capital Private equity firm 28.9% 37.3% 25.8%
10/6/2003 FTD Inc Pvd online floral,gift svcs Green Equity Investors IV LP Invest co 2.2% 12.1% -2.6%
9/30/2003 Garden Fresh Restaurant Corp Own,op restaurant chain Investor Group Investor group 48.9% 54.8% 64.3%
9/29/2003 Good Guys Inc Own,op electn stores CompUSA Inc Ret tech products & svcs 36.7% 31.4% 45.4%
9/22/2003
United States Exploration Inc Oil and gas exploration; prodn DGL Acquisition Corp Investment holding company 0.7% -1.1% -1.1%
9/11/2003 Skibo Financial Corp,PA Savings and loan holding co Northwest Bancorp MHC,PA Bank holding co 26.3% 28.1% 29.5%
9/3/2003 Omega Protein Corp Produce omega-3 fish oil Investor Group Investor group 54.5% 61.3% 56.0%
8/12/2003 Jacksonville Bancorp,TX Bank holding company Franklin Bank Corp,Houston,TX Savings,loan holding co 25.0% 29.3% 27.1%
8/12/2003 NTELOS Inc Pvd telecommun svcs Bondholders Investor group NA NA NA
7/18/2003 Contour Energy Co Oil and gas exploration,prodn Samson Investment Co Oil and gas exploration,prodn NA NA NA
7/13/2003 Edison Schools Inc Own,op public schools Investor Group Investor group 38.6% 64.5% 74.3%
6/29/2003 Information Resources Inc Pvd database research svcs Investor Group Investor group 10.7% -2.4% -2.7%
6/25/2003 United Park City Mines Co Real estate development firm Capital Growth Partners LLC Investment firm 3.4% 4.7% 5.5%
5/30/2003 Cysive Inc Dvlp software solutions Snowbird Holdings Inc Invest hldg co 0.9% 0.9% 11.4%
5/16/2003 Superior Finl Corp,AR Savings and loan holding co Arvest Bank Group Inc,AR Commercial bank holding co 24.5% 22.7% 29.2%
5/13/2003 Packaged Ice Inc Produce packaged ice Investor Group Investor group 61.6% 62.3% 96.7%
UPDATED PRELIMINARY VALUATION
Going Private Transactions & Premiums (cont’d)
Source: SDC; Data from 1/1/2000 – 6/13/2006
Criteria includes all domestic going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private' meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company

Confidential
UPDATED PRELIMINARY VALUATION
Going Private Transactions & Premiums (cont’d)
Source: SDC; Data from 1/1/2000 – 6/13/2006
Criteria includes all domestic going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private' meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company
Transaction Premiums
Announcement
1 Day 1 Week 4 Weeks
Date Target Target Business Description Acquiror Acquiror Business Description Prior Prior Prior
5/12/2003 Dwyer Group Inc Pvd special fran svcs Investor Group Investor group 58.8% 57.0% 45.5%
4/29/2003 Thousand Trails Inc Own and operate campgrounds Kohlberg & Co LP Private equity firm 55.1% 55.9% 49.8%
4/22/2003 Varsity Brands Inc Mnfr sporting,athletic goods Investor Group Investor group 39.8% 39.5% 42.2%
4/16/2003 Lillian Vernon Corp Pvd ecommerce retail svcs Investor Group Investor group 72.6% 74.7% 72.2%
4/4/2003 Sports Club Co Inc Own,op sports,fitness clubs Investor Group Investor group 25.0% 24.5% 31.6%
3/13/2003 Colorado MEDtechInc Mnfr surgical,med prod CIVCO Holding Inc Mnfr med instruments 67.3% 75.9% 72.1%
3/5/2003 Zapata Corp Mnfr fish meal,fish oil Hollingsworth Rothwell Roxford Investment company 23.7% 26.9% 22.5%
2/19/2003 Upbancorp Inc,Chicago,Illinois Coml bank,hldg co Bridgeview Bancorp,Oak Lawn,IL Bank hldg co 52.6% 58.8% 50.9%
2/18/2003 Insignia Financial Group Inc Pvd housing mgmt svcs CB Richard Ellis Inc Real estate agency 33.3% 35.4% 42.8%
2/12/2003 Caliper Technologies Corp Mnfr laboratory semiconductors Little Bear Investments LLC Investment bank 50.0% 56.8% 47.5%
1/22/2003
Resonate Inc Pvd software for the Internet GTG Acquisition Corp Investment company 7.2% 6.0% 10.2%
12/24/2002 Aegis Realty Inc Real estate investment trust Phillips Edison & Co Own,op shopping centers 7.7% 6.9% 7.7%
12/13/2002 CoSine Communications Inc Dvlp commun platform software Wyndcrest Holdings LLC Investment holding co 112.5% 109.7% 100.0%
12/5/2002 Kasper ASL Ltd Mnfr,whl women's apparel Investor Group Investor group NA NA NA
11/12/2002 Hunt Corp Mnfr,whl art,framing supplies Berwind Co LLC Invest co 32.3% 31.2% 37.4%
11/11/2002 CoorsTek Inc Mnfr electronic components Investor Group Investor group 62.5% 60.4% 86.4%
11/8/2002 Prophet 21 Inc Dvlp,whl software applications Investor Group Investor group 25.4% 35.8% 78.0%
11/4/2002 Ebenx Inc Prvd ecommerce bus solutions SHPS Inc Pvd outsourced care mgmt svcs 146.2% 193.9% 190.4%
10/1/2002 BWAY Corp Manufacture steel containers Kelso & Co Private equity firm 43.9% 44.9% 38.9%
9/11/2002 West Essex Bancorp Inc Savings bank Kearny Financial Corp,Kearny Bank 51.3% 48.7% 73.4%
8/9/2002 US Laboratories Inc Provide engineering services Bureau Veritas SA Pvd quality assessment svcs 48.0% 45.0% 26.6%
8/7/2002 Exco Resources Inc Oil and gas exploration,prodn Douglas H Miller Individual 20.8% 22.9% 22.0%
8/1/2002 Omega Worldwide Inc Pvd asset mgt,advisory svcs Four Seasons Health Care Ltd Pvd nursing svcs 50.9% 62.0% 66.1%
7/31/2002 VIB Corp,El Centro,California Bank holding company Rabobank Investment bank 9.4% 11.2% 8.8%
7/29/2002 Shelbourne Properties I Inc Real estate investment trust Investor Group Investor group 85.5% 83.8% 129.4%
7/29/2002
Shelbourne Properties II Inc Real estate investment trust Investor Group Investor group 84.4% 84.6% 109.6%
7/29/2002 Shelbourne Properties III Inc Real estate investment trust Investor Group Investor group 81.8% 80.8% 119.8%
7/26/2002 Netro Corp Pvd wireless commun svcs Wyndcrest Holdings LLC Investment holding co 37.8% 33.9% 82.0%
7/26/2002 International Specialty Prods Mnfr specialty chemicals Samuel J Heyman Individual 4.3% 1.7% 33.8%
6/12/2002 Vestcom International Inc Pvd document management svcs Cornerstone Equity Investors Private equity fund 50.6% 64.5% 78.6%
5/21/2002 Morton's Restaurant Group Inc Own,operate restaurants Castle Harlan Inc Private equity firm 11.6% 9.7% 31.0%
5/16/2002 Liberty Bancorp,Avenel,NJ Commercial bank holding co New Southern Bank,Macon,GA Coml bk 45.3% 45.2% 48.3%
4/25/2002 Maynard Oil Co Oil and gas exploration,prodn Plantation Petroleum Holdings Oil and gas holding co -10.3% -7.6% -12.8%
3/17/2002 Associated Materials Inc Mnfr steel,aluminum siding Harvest/AMI Holdings Inc Investment company -1.2% -1.2% 28.5%
3/15/2002 Anchor Glass Container Corp Manufacture glass containers Cerberus Capital Management LP Private equity firm NA NA NA
2/20/2002 Sevenson Environmental Svcs Construction site waste svcs SCC Contracting Inc Pvd general contracting svcs 26.0% 26.0% 26.0%
2/14/2002 dick clark productions inc Produce television programs Investor Group Investor group 32.7% 49.5% 49.5%
2/13/2002 Deltek Systems Inc Pvd computer programming svcs Investor Group Investor group 18.4% 28.6% 41.9%
2/1/2002 Pitt-Des Moines Inc Mnfr,design custom facilities IronbridgeAcquisition Corp Investment holding company 7.3% 8.5% 10.5%
1/29/2002 Suburban Lodges of America Inc Own and operate hotels/motels InTown Suites Management Own,op hotels 13.0% 17.0% 32.0%

Confidential
UPDATED PRELIMINARY VALUATION
Going Private Transactions & Premiums (cont’d)
Source: SDC; Data from 1/1/2000 – 6/13/2006
Criteria includes all domestic going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private‘ meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company
Transaction Premiums
Announcement
1 Day 1 Week 4 Weeks
Date Target Target Business Description Acquiror Acquiror Business Description
Prior Prior Prior
1/28/2002 Jenny Craig Inc Own,op weight mgmt centers Investor Group Investor group 68.3% 86.0% 72.1%
1/25/2002 Shoney's Inc Own,operate restaurants Lone Star Fund Private equity firm -7.7% 16.1% 38.5%
1/24/2002 Midland Enterprises Operate tow boats and barges Landgrove Corp(Ingram) Pvd marine transportation svcs NA NA NA
1/11/2002 Pulaski Bancorp Inc,NJ Bank holding company Kearny Financial Corp,Kearny Bank 33.7% 31.3% 68.7%
12/7/2001 Landmark Systems Corp Dvlp management software ASG Dvlp computer software 82.7% 98.7% 84.1%
12/7/2001
ABC-NACO Inc Mnfr railroad equipment TCF Railco Acquisition Corp Investment holding company NA NA NA
11/9/2001 eMachines Inc Mnfr,whl computers EM Holdings Inc Investment holding company 120.8% 171.8% 351.1%
10/22/2001 Liquid Audio Inc Dvlp Internet software Steel Partners II LP Invest co 27.7% 25.5% 42.9%
10/1/2001 NCH Corp Mnfr,whl maintenance products Investor Group Investor group 34.0% 33.6% 18.8%
9/10/2001 American Coin Merchandising Own,op amusement machines Investor Group Investor group 42.6% 45.6% 39.3%
8/29/2001 Renaissance Worldwide Inc Pvd info tech consulting svcs Aquent Pvd employment,staffing svcs 39.9% 52.7% 49.3%
6/18/2001 Purina Mills Inc Mnfr,whl animal nutrition prod Land O'Lakes Inc Produce butter,milk,cheese 19.2% 18.0% 26.4%
6/4/2001 Bank Plus Corp,Los Angeles,CA Savings and loan FBOP Corp,Oak Park,Illinois Commercial bank;holding co 36.8% 40.8% 43.0%
5/30/2001 Bacou USA Inc Manufacture ophthalmic goods Bacou SA Mnfr security equipment 21.8% 17.3% 11.3%
4/27/2001 WorldPages.comInc Pvd Internet infrastructure sv TransWesternPublishing Co LLC Publish telephone directories 36.4% 27.7% 62.2%
4/25/2001 OroAmerica Mnfr,whl jewelry Aurafin Corp Mnfr,whl gold jewelry 45.8% 49.4% 55.6%
4/16/2001 EW Blanch Holdings Inc Reinsurance intermediary svcs Benfield Greig Group Ltd Insurance agency 68.3% 92.9% 42.1%
3/19/2001 York Group Inc Mnfr metal,hardwoodcaskets Wilbert Inc Holding company 65.3% 69.8% 93.8%
3/13/2001 Roy F Weston Inc Environmental consulting Investor Group Investor group 7.1% 14.7% 13.1%
2/23/2001 Clintrials Research Inc Pvd coml research svcs Inveresk Research Intl Contract scientific research 14.3% 4.4% -6.8%
2/15/2001
VICORP Restaurants Inc Own,op franchised restaurants Investor Group Investor group 35.9% 34.6% 50.9%
1/26/2001 Kenan Transport Co Pvd trucking svcs Advantage Management Group Inc Pvd transportation svcs 32.1% 45.1% 40.0%
1/24/2001 NextHealth Inc Pvd,dvlp alt healthcare svcs Investor Group Investor group 31.6% 33.8% 68.3%
1/22/2001 Pontotoc Production Inc Oil and gas exploration,prodn Ascent Energy Inc Oil and gas exploration,prodn 26.0% 24.3% 24.3%
12/16/2000 Crown Central Petroleum Corp Oil and gas exploration,prodn Rosemore Inc Investment holding company 33.3% 25.4% 23.5%
12/14/2000
NPC International Inc Own,op fast food restaurants O Gene Bicknell Individual 11.3% 6.8% 32.0%
12/11/2000 PBOC Holdings Inc Bank holding co FBOP Corp,Oak Park,Illinois Commercial bank;holding co 8.8% 8.1% 41.6%
11/16/2000 Il Fornaio America Corp Own,operate restaurant Bruckmann Rosser Sherrill & Co Venture capital firm 28.9% 23.9% 44.4%
10/25/2000 Meridian Insurance Group Inc Insurance holding company State Auto Mutual Insurance Co Fire,marine,casualty ins co 64.4% 65.5% 105.1%
10/17/2000 Sunrise Medical Inc Mnfr medical rehab products Investor Group Investor group 55.3% 64.9% 63.3%
10/12/2000 Engle Homes Inc Construct single-family homes Technical Olympic USA Inc Construction company 21.3% 22.2% 21.3%
10/6/2000 Taco Cabana Inc wn,op mexicanrestaurants Carrols Corp Own and operate restaurants 117.5% 109.6% 103.0%
10/4/2000 Home-Stake Oil & Gas Co Oil and gas exploration,prodn Cortez Oil & Gas Inc Oil and gas exploration,prodn 2.3% 2.3% -9.3%
9/29/2000 Simpson Industries Inc Mnfr motor vehicle parts Heartland Industrial Partners Venture capital firm 28.4% 26.8% 33.3%
9/28/2000 First Washington Realty Trust Real estate investment trust US Retail Partners LLC Investment management services 25.9% 25.1% 29.8%
9/21/2000 Ridgewood Financial Inc,NJ Savings & loan bank Boiling Springs Svgs Bk,Ruther Commercial bank 140.0% 144.1% 179.6%
9/21/2000 Sunburst Hospitality Corp Own,op hotels Investor Group Investor group 32.6% 25.5% 24.2%
9/19/2000 US Franchise Systems Inc Pvd franchise services Pritzker Group Investment company 14.3% 14.3% 15.9%
9/11/2000 Mikasa Inc Mnfr houseware;whlfurniture JG Durand Industries SA Mnfr glass,crystal 69.2% 68.1% 72.0%
8/11/2000 Republic Group Inc Mnfr gypsum wallboards,paper Premier Construction Products Investment company 16.9% 53.5% 58.3%

Confidential
UPDATED PRELIMINARY VALUATION
Going Private Transactions & Premiums (cont’d)
Source: SDC; Data from 1/1/2000 – 6/13/2006
Criteria includes all domestic going-private transactions between $50 - $500 mm in deal value; Going private transaction defined as a private acquiror ('private‘ meaning that none of the acquiror's ultimate parentage is public either) acquiring a public target and upon completion remaining a private company
Transaction Premiums
Announcement
1 Day 1 Week 4 Weeks
Date Target Target Business Description Acquiror Acquiror Business Description
Prior Prior Prior
8/7/2000 Courtyard by Marriott II Own,op hotels CBM I Holdings LLC Investment company NA NA NA
8/4/2000 EndoSonics Corp Mnfr image processing equip Jomed NV Whl medical,dental,hosp equip 57.1% 72.6% 72.6%
8/4/2000 PDK Labs Inc Mnfr vitamins;comlresearch PDK Acquisition Corp Leverage buyout firm NA NA NA
7/19/2000 Carey International Inc Pvd transportation svcs Investor Group Investor group 25.9% 21.2% 65.0%
7/17/2000 CareerBuilder Inc Pvd online recruitment svcs Investor Group Investor group 93.9% 106.5% 169.5%
7/10/2000
Barnett Inc Whl plumbing, electrical equip Interline Brands Whl repair,maintenance prods 25.2% 35.3% 29.9%
6/27/2000 Tech-Sym Corp Mnfr electronics equipment Integrated Defense Tech Mnfr defense related equipment 25.0% 23.7% 36.4%
6/20/2000 Hagler Bailly Inc Pvd management consulting svcs PA Consulting Group Ltd Pvd mgt,sys,tech consulting 12.0% 49.3% 174.5%
6/16/2000 Pacific Gateway Properties Own,op apartment buildings Mission Orchard Statutory Statutory trust 19.5% 19.5% 18.8%
6/15/2000 International Aluminum Corp Mnfr metal doors,sash frames Columbia Ventures Inc Venture capital firm 21.7% 22.7% 20.2%
5/26/2000 Acme Electric Corp Mnfr electronic transformers Key Components LLC Mnfr,whl locks,lock systems 21.0% 22.0% 24.1%
5/25/2000 Protocol Systems Inc Mnfr patient monitors Welch AllynInc Mnfr med equip 21.9% 25.5% 29.3%
5/15/2000 CoinmachLaundry Corp Mnfr,whl laundry equipment GTCR Golder Rauner LLC Leveraged buyout firm 78.1% 78.1% 66.4%
5/10/2000 WMF Group Ltd Mortgage bank Prudential Mortgage Capital Pvd mortgage banking svcs 48.3% 42.4% 69.5%
4/27/2000 VIASOFT Inc Dvlp application mgmt software ASG Dvlp computer software 52.7% 46.1% 29.9%
4/24/2000 Cherry Corp Mnfr electronic equipment Investor Group Investor group 103.1% 109.1% 70.3%
4/14/2000
PlayCoreInc(GreenGrass Hldgs) Mnfr playground equip,games Chartwell Investments II LLC Investment company 49.6% 44.3% 29.3%
3/31/2000 Veterinary Centers of America Pvd animal veterinary services Investor Group Investor group 12.2% 9.6% 36.4%
3/31/2000 Pulaski Furniture Corp Mnfr wood household furniture Investor Group Investor group 2.9% 31.4% 54.8%
3/24/2000 Harding Lawson Associates Pvd engineering,consulting svc MACTEC Inc Pvd environmental mgmt svcs 24.3% 35.3% 44.9%
3/23/2000
US Can Corp Manufacture metal cans Investor Group Investor group 0.9% 31.2% 53.9%
3/6/2000 Data Transmission Network Corp Pvd information,commun svcs Veronis Suhler& Asoc Commun Investment firm 16.0% 16.6% 52.6%
2/28/2000 Carson Inc Mnfr hair,nail care products Cosmair Inc Manufacture cosmetics 38.7% 41.0% 48.6%
2/25/2000 Centennial HealthCare Corp Pvd home health care svcs Investor Group Investor group 87.2% 85.3% 83.3%
2/25/2000 Spanlink Communications Inc Mfr interactive comp telecomm Spanlink Acquisition Group Investment company -2.3% 6.3% 47.4%
2/11/2000 Cameron Ashley Building Prods Wholesale building products Guardian Industries Corp Mnfr glass and glass products 32.9% 62.2% 81.2%
2/10/2000 TCBY Enterprises Inc Operate frozen yogurt stores Capricorn Investors LP Investment company 68.4% 57.4% 60.0%
1/31/2000 Jason Inc Mnfr noise control equipment Investor Group Investor group 57.9% 48.8% 73.9%
1/28/2000 Advanced Technical Products Mnfr aerospace,defense prods Veritas Capital Fund LP Pvd private equity svcs 71.4% 17.2% -8.5%
1/23/2000 Echelon International Corp Real estate development firm EIN Acquisition Corp Investment firm 23.6% 41.7% 34.3%
1/18/2000 Dayton Superior Corp Mnfr concrete accessories Stone Acquisition Corp Investment co 48.0% 54.3% 68.8%
Max 146.2% 193.9% 351.1%
Mean 31.1% 33.6% 39.8%
Median 25.0% 25.5% 30.6%
Min -55.1% -59.7% -59.7%

Confidential
UPDATED PRELIMINARY VALUATION
Summary of Adjustments
Source:  Management
Fiscal Year Ended December 31
FY Ended FY Ended FY Ended FY Ended FY Ended 1 Qtr. Ended 1 Qtr. Ended LTM
2001 2002 2003 2004 2005 3/31/2005 3/31/2006 3/31/2006
Accounting - $                     - $                     - $                     - $                     741,907 $        - $                     651,707 $        1,393,614 $
Consulting - - - - 204,901 - 123,374 328,275
Legal - - - 874,000 1,451,694 315,000 428,036 1,564,730
NASDAQ - - - - 5,000 - - 5,000
Other - - - - 69,158 - - 69,158
Total 2,517,000 $     879,000 $        - $                     874,000 $        2,472,659 $     315,000 $        1,203,117 $     3,360,776 $

Confidential
UPDATED PRELIMINARY VALUATION
Summary of Public Company Expenses
Source:  Management
Fiscal Year Ended December 31
FY Ended FY Ended FY Ended FY Ended FY Ended 1 Qtr. Ended 1 Qtr. Ended LTM
2001 2002 2003 2004 2005 3/31/2005 3/31/2006 3/31/2006
Accounting (KPMG) 148,457 $         180,000 $         253,996 $         309,196 $         414,192 $         101,125 $         228,575 $         541,642 $
D&O Insurance 253,447            116,493            96,444              118,571            93,440              16,722              26,675              103,393
Director Costs 41,000              110,996            94,501              91,046              126,352            32,625              32,625              126,352
Filing Fees / Annual Report & Proxy 37,037              35,000              30,970              24,500              68,653              13,626              18,321              73,348
Investor Relations 23,985              95,858              69,877              72,138              188,500            44,000              45,250              189,750
SEC Legal Fees 176,462            33,431              67,000              115,000            47,658              31,649              130,082            146,091
SOX 404 Compliance -                         -                         -                         -                         296,365            -                         51,318              347,683
Total Public Company Costs 680,387 $         571,779 $         612,788 $         730,452 $         1,235,160 $      239,747 $         532,846 $         1,528,259 $